Exhibit 99(a)(1)(C)


                              NOTICE OF WITHDRAWAL
                                 OF SURRENDER OF
                          ELAN FINANCE CORPORATION LTD.
                     LIQUID YIELD OPTION(TM) NOTES DUE 2018
                           (ZERO COUPON-SUBORDINATED)


              CUSIP Nos.: 284129 AA 1, 284129 AB 9 and 284129 AC 7


                         Pursuant to the Company Notice
                             dated November 14, 2003

     THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, DECEMBER 15, 2003 (THE "PURCHASE DATE"). REGISTERED HOLDERS OF SECURITIES MUST DELIVER A PURCHASE NOTICE ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE PURCHASE DATE IN ORDER TO RECEIVE THE PURCHASE PRICE. SECURITIES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN IF THE REGISTERED HOLDER SUBMITS AND THE PAYING AGENT RECEIVES THIS COMPLETED AND SIGNED NOTICE OF WITHDRAWAL NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON THE PURCHASE DATE. YOU MAY ALSO WITHDRAW SURRENDERED SECURITIES IF THE COMPANY HAS NOT YET ACCEPTED THEM FOR PAYMENT AFTER THE EXPIRATION OF 40 BUSINESS DAYS FROM THE DATE OF THE COMPANY NOTICE. HOLDERS THAT SURRENDER THROUGH THE DEPOSITORY TRUST COMPANY ("DTC") NEED NOT SUBMIT A PHYSICAL PURCHASE NOTICE TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.


                     The addresses of the Paying Agent are:


  By Registered or Certified Mail or by Hand:            By Regular Mail or Overnight Courier:
  -------------------------------------------            -------------------------------------

  The Bank of New York                                   The Bank of New York
  Corporate Trust Operations                             Corporate Trust Window
  Reorganization Unit                                    101 Barclay Street
  101 Barclay Street                                     New York, NY  10286
  Floor 7E                                               Attention:  Kin Lau
  New York, NY  10286
  Attention:  Kin Lau


     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company Notice, dated November 14, 2003, and the accompanying Purchase Notice, of Elan Finance Corporation Ltd., a company organized under the laws of Bermuda (the "Company"), relating to the purchase by the Company, at the option of the holder thereof, of the Company's Liquid Yield Option(TM) Notes due 2018 (Zero Coupon-Subordinated) (the "Securities") for $616.57 per $1,000 principal amount at maturity of the Securities, subject to the terms and conditions of the Indenture and the Option Materials.

     This Notice of Withdrawal is to be completed by registered holders of Securities desiring to withdraw the surrender of such Securities in the Put Option if (i) Securities have been previously surrendered to the Paying Agent by the delivery of a Purchase Notice, or (ii) delivery of such Securities has been previously made by book-entry transfer to the Paying Agent's account at DTC pursuant to the book-entry transfer procedures described under the caption "Procedures to be Followed by Holders Electing to Surrender Securities for Purchase" in the Company Notice.

Ladies and Gentlemen:

     The undersigned hereby withdraws the undersigned's surrender for purchase to the Company of the Securities described below, which Securities were previously surrendered for purchase pursuant to the Company Notice and the accompanying Purchase Notice.

     The undersigned understands that the withdrawal of Securities previously surrendered in this Put Option, effected by this Notice of Withdrawal, may not be rescinded and that such Securities will no longer be deemed to be validly surrendered for purchase for purposes of the undersigned's Purchase Notice. Such withdrawn Securities may be resurrendered for purchase only by following the procedures for surrendering set forth in the Company Notice and in the accompanying Purchase Notice.

     All authority conferred or agreed to be conferred in this Notice of Withdrawal shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Notice of Withdrawal shall be binding upon the heirs, personal and legal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

                                      * * *

                    DESCRIPTION OF SECURITIES BEING WITHDRAWN


Name(s) and Address(es) of Registered Holder(s)
(Please fill in exactly as name(s) appear(s) on                       Securities Being Withdrawn
                Securities)(1)                               (Attach additional signed list, if necessary)

                                                                          Principal Amount At   Principal Amount
                                                            Security           Maturity           at Maturity
                                                          Certificate        Represented            Being
                                                          Number(s)(2)        Securities         Withdrawn(2)(3)
------------------------------------------------------------------------------------------------------------------

                                                          ________________________________________________________

                                                          ________________________________________________________

                                                          ________________________________________________________

                                                          ________________________________________________________

                                                          ________________________________________________________
                                                          Total Amount
                                                          Being
                                                          Withdrawn
                                                          _____________

-------------------------------------------------------------------------------------------------------------------

(1) Must correspond exactly to the name(s) that appear(s) on the certificate(s) for the Securities and the Paying Agent's record of registered holders or, if surrendered by a DTC participant, exactly as such participant's name(s) and address(es) appear(s) on the security position listing of DTC.

(2) Need not be completed if Securities are being surrendered by book-entry transfer.

(3) Unless otherwise specified, the entire aggregate principal amount at maturity evidenced by such Securities will be deemed to have been withdrawn.

                               METHOD OF DELIVERY


|_|  CHECK HERE IF SECURITIES ARE BEING OR WILL BE PHYSICALLY DELIVERED
     HEREWITH.

|_| CHECK HERE IF SECURITIES ARE BEING OR WILL BE DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE PAYING AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution:_______________________________________________

DTC Account Number: ____________________________________________________________

Contact Person:_________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone (with international dialing code):____________________________________

Facsimile (with international dialing code):____________________________________

Date Surrendered:_______________________________________________________________

Transaction Code Number:________________________________________________________

                                    SIGNATURE
    (To Be Completed by All Registered Holders of Securities Being Withdrawn)

--------------------------------------------------------------------------------

Must be signed by registered Holder(s) exactly as name(s) appear(s) on the Securities or on a security position listing or by person(s) authorized to become registered Holder(s) of the Securities by documents transmitted with this Notice of Withdrawal. If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, partner, officer of a corporation or another party acting in a fiduciary or representative capacity, please set forth the signer's full title.

--------------------------------------------------------------------------------
         (Signature(s) of Registered Holder(s) or Authorized Signatory)

Dated: ____________________________________, 200_


Name(s):________________________________________________________________________
                                 (Please Print)


Capacity (full title): _________________________________________________________

Address(es):____________________________________________________________________

Area Code(s) and Telephone Number(s):___________________________________________

________________________________________________________________________________

    The Guarantee Below Must Be Completed in Accordance with the Instructions


________________________________________________________________________________

                            GUARANTEE OF SIGNATURE(S)

________________________________________________________________________________



Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

Title:__________________________________________________________________________


Name of Eligible Institution:___________________________________________________


Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________



Dated:_____________________________________________, 200_



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